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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

       Pursuant to Section 13 or 15 of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 22, 2007

                               HEALTHEXTRAS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     0-31014               52-2181356
         --------                     -------               ----------
(State or other Jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)          Identification No.)

               800 King Farm Boulevard, Rockville, Maryland 20850
               --------------------------------------------------
                    (Address of principal executive offices)

                                 (301) 548-2900
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act ( 17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-25(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02(B), (C) AND (E) DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION
                          ----------------------------------------------------
OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
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CERTAIN OFFICERS.
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        (b)       On March 22, 2007, the Registrant and its principal financial and accounting officer, Richard W. Hunt, agreed that Mr. Hunt would resign as principal financial and accounting officer but would remain as an employee or a consultant to assist in transitional and financial matters possibly through 2008.

        (c) Also, effective March 22, 2007, Michael P. Donovan will resume the position as principal financial and accounting officer, which he held from 1998 until June 26, 2006. He will also retain his current responsibilities as Executive Vice President handling all corporate finance and development projects as well as investor relations.

                  Mr. Donovan's service as an executive officer of the Registrant and his business experience is set forth under "Biographical Information of Executive Officers Who are Not Directors" in the Registrant's proxy statement for its 2006 Annual Meeting of Stockholders filed with the SEC on May 1, 2006, which is incorporated herein by reference. Mr. Donovan's employment agreement with the Registrant remains unchanged as a result of his resuming the position of Chief Financial Officer, other than as to his job title and responsibilities, and is described under "Executive Compensation" in the Registrants 2006 proxy statement. Registrant's proxy statement for its 2007 Annual Meeting of Stockholders also will include information regarding Mr. Donovan as a Named Executive Officer of the Registrant.

        (e) The Registrant and Mr. Hunt have revised his employment agreement to provide that Mr. Hunt will continue as an employee or consultant of the Registrant possibly through 2008. Mr. Hunt can convert his status to a consultant and, in 2008, the Registrant also can convert his status to a consultant. So long as Mr. Hunt remains an employee or a consultant during the period through 2008 he will be paid salary or consulting fees equivalent to his current salary ($285,000 per year) and receive health benefits under the Registrant's plans, paid for by the Registrant.

                  The Registrant and Mr. Hunt also agreed to an amendment to the award of restricted stock granted to Mr. Hunt in June 2006. Instead of the grant covering 20,000 shares of restricted stock, vesting in equal annual installments over four years commencing in June of 2007, Mr. Hunt's award was amended to provide for 12,500 shares vesting in two equal installments on June 26 of 2007 and 2008.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.
                  ---------------------------------

        (d)       Exhibits

                  Number            Description
                  ------            -----------

                  99.1              Press Release dated March 23, 2007


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   March 23, 2007                By: /s/ Thomas M. Farah
                                           -------------------------------------
                                           Thomas M. Farah
                                           Secretary and General Counsel